EX.99.CERT 12(B)


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended March 31, 2005, of Excelsior Buyout Investors, LLC (the "Company").

Each of the undersigned officers of the Company hereby certified that, to the best of such officer's knowledge:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and


     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.


    June 7, 2005                    /s/ Dougles A. Lindgren
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Date                           Dougles A. Lindgren
                               Principal Executive Officer

    June 7, 2005                    /s/ Robert F. Aufenanger
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Date                           Robert F. Aufenanger
                               Chief Financial Officer